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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 15, 2001
                                                          ------------

                           POCAHONTAS BANCORP, INC.
                        -------------------------------
              (Exact Name of Registrant as Specified in Charter)

       Delaware                      0-23969                  71-0806097
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(State or Other Jurisdiction    (Commission File No.)      (I.R.S. Employer
     of Incorporation)                                    Identification No.)


203 West Broadway, Pocahontas, Arkansas                       72455
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (870) 892-4595
                                                     --------------



                                Not Applicable
                         ----------------------------
         (Former name or former address, if changed since last report)
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Item 2.   Acquisition or Disposition of Assets.
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          On May 15, 2001, Pocahontas Bancorp, Inc. (the "Company") completed its acquisition of Walden / Smith Financial Group, Inc. ("Walden") and its wholly-owned bank subsidiary, First Community Bank. As part of the acquisition, Walden's stockholders received an aggregate of $27.4 million for all of the issued and outstanding common stock of Walden. The transaction was accounted for using the purchase method.

          In connection with the acquisition, the Company's savings bank subsidiary, Pocahontas Federal Savings and Loan Association, changed its name to First Community Bank. In addition, the Company will move its corporate headquarters to Jonesboro, Arkansas within the next several months to enhance its presence in that market.

          The Company also announced the retirement of James A. Edington, its President and Chief Executive Officer, effective September 30, 2001. He will be succeeded by Dwayne Powell, the Company's Chief Financial Officer. In addition, the Company announced that two of its directors will retire from the Board of Directors effective June 30, 2001. The Company expects to replace these directors.

          The charge-off of excess facilities in the Pocahontas, Arkansas area and the funding of retirement and severance agreements associated with the move of the corporate headquarters to Jonesboro, Arkansas will result in an after-tax restructuring charge in the range of $2.1 million, or $0.47 per share. The restructuring charge is expected to be taken in the third quarter of fiscal 2001.

          For further information, see the press release included as Exhibit 99 to this report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          The financial statements and pro forma information required to be filed by this Item are not available at this time. Such information will be filed as an amendment to this Current Report on Form 8-K when the information becomes available; however, in no event will such information be filed any later than 60 days from the last date on which this Form 8-K was required to be filed.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              POCAHONTAS BANCORP, INC.



DATE: May 29, 2001            By: \s\  James A. Edington
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                                       James A. Edington
                                       President and Chief Executive Officer
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                                 EXHIBIT INDEX

The following exhibit is filed as part of this report:

            Exhibit 99 - Press Release of Pocahontas Bancorp, Inc.